CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer of Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JANUARY 27, 2005                   /S/ DONALD F. CRUMRINE
     ----------------------                 ------------------------------------
                                            Donald F. Crumrine, Director,
                                            Chairman of the Board and Chief
                                            Executive Officer
                                            (principal executive officer)


I, R. Eric Chadwick, Chief Financial Officer, Treasurer, Vice President and Secretary of Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JANUARY 27, 2005                            /S/ R. ERIC CHADWICK
     ----------------------                          ---------------------------
                                                     R. Eric Chadwick, Chief
                                                     Financial Officer,
                                                     Treasurer, Vice President
                                                     and Secretary (principal
                                                     financial officer)